UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2009

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 215-8300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 22, 2009, CoStar Group, Inc. (“CoStar”) announced its financial results for the quarter ended June 30, 2009.  The full text of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Registrant’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

On July 17, 2009, CoStar issued 433,667 shares of common stock to DMG Information, Inc., a Delaware corporation (“Seller”), the sole stockholder of Property and Portfolio Research, Inc., a Delaware corporation (the “Company”), as initial consideration for all of the issued and outstanding capital stock of the Company (the “Company Stock”), as described under Item 8.01 below.  In addition, on September 28, 2009, CoStar will issue 144,556 shares of common stock to Seller, subject to a possible downward purchase price adjustment and indemnification claims, as deferred purchase price for the Company Stock, as further described under Item 8.01 below.  These issuances of shares of common stock of CoStar are exempt from registration under Section 4(2) of the Securities Act of 1933 as issuances not involving a public offering.

Item 8.01. Other Events.

On July 17, 2009, CoStar acquired all of the Company Stock from Seller, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) in exchange for $22,250,000 payable in CoStar Group common stock in the aggregate amount of 578,223 shares, subject to a possible downward purchase price adjustment.  Seventy-five percent of the purchase price (433,667 shares) was paid at closing on July 17, 2009, and twenty-five percent (144,556 shares) is payable on September 28, 2009, subject to a post-closing purchase price adjustment and to any indemnification claims.  The Company owns all of the issued and outstanding equity of U.K.-based Property & Portfolio Research Limited, which was also acquired by CoStar pursuant to the Purchase Agreement.

The Company will continue to operate as a separate subsidiary of CoStar.  Prior to the acquisition, there was no material relationship between CoStar and Seller.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                                Description

Exhibit 99.1                               CoStar Group, Inc. Press Release Dated July 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: July 22, 2009	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit 99.1                                CoStar Group, Inc. Press Release Dated July 22, 2009